Exhibit 99.1
Elastic Reports Fourth Quarter and Fiscal 2026 Financial Results

Q4 Revenue of $451 million, up 16% year-over-year
FY26 Revenue of $1.739 billion, up 17% year-over-year

SAN FRANCISCO, May 28, 2026 -- Elastic (NYSE: ESTC), the Search AI Company, announced financial results for its fourth quarter and full fiscal year ended April 30, 2026.

Fourth Quarter Fiscal 2026 Financial Highlights

•Total revenue was $451 million, an increase of 16% year-over-year, or 14% on a constant currency basis
•Total subscription revenue was $422 million, an increase of 17% year-over-year, or 15% on a constant currency basis
•Sales-led subscription revenue (calculated as subscription revenue excluding Monthly Elastic Cloud) was $375 million, an increase of 19% year-over-year, or 16% on a constant currency basis
•Current remaining performance obligations were $1.203 billion, an increase of 20% year-over-year, as reported and on a constant currency basis
•Remaining performance obligations were $1.982 billion, an increase of 28% year-over-year, or 27% on a constant currency basis
•GAAP operating loss was $16 million; GAAP operating margin was -4%
•Non-GAAP operating income was $67 million; non-GAAP operating margin was 14.8%
•GAAP diluted earnings per share was $4.14; non-GAAP diluted earnings per share was $0.61
•Operating cash flow was $153 million with adjusted free cash flow of $150 million
•Cash, cash equivalents, and marketable securities were $1.370 billion as of April 30, 2026

Full Fiscal 2026 Financial Highlights

•Total revenue was $1.739 billion, an increase of 17% year-over-year, or 16% on a constant currency basis
•Total subscription revenue was $1.634 billion, an increase of 18% year-over-year, or 17% on a constant currency basis
•Sales-led subscription revenue (calculated as subscription revenue excluding Monthly Elastic Cloud) was $1.438 billion, an increase of 20% year-over-year, or 18% on a constant currency basis
•GAAP operating loss was $33 million; GAAP operating margin was -2%
•Non-GAAP operating income was $285 million; non-GAAP operating margin was 16.4%
•GAAP diluted earnings per share was $3.43(1); non-GAAP diluted earnings per share was $2.57
•Operating cash flow was $327 million with adjusted free cash flow of $346 million
•Rule of 40 was 37%, calculated as the sum of fiscal 2026 year-over-year total revenue growth of 17% and fiscal 2026 adjusted free cash flow margin of 20%

“Elastic delivered a strong finish to the year, beating our guidance across all key metrics,” said Ash Kulkarni, chief executive officer, Elastic. “Organizations are increasingly abandoning fragmented legacy applications to consolidate onto our high-performance platform for search, security, and observability. Customers are making larger commitments to Elastic over longer periods of time as we become a critical part of their AI infrastructure, accelerating our cRPO and RPO growth in Q4, setting us up for ongoing success.”

Fourth Quarter Fiscal 2026 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,720 compared to over 1,660 in Q3 FY26, and over 1,510 in Q4 FY25
•Net Expansion Rate was approximately 112%

Product Innovations and Updates
•Delivered native Prometheus and PromQL support to Elastic Observability, enabling Site Reliability Engineers to analyze Prometheus metrics alongside logs and traces in a single platform, without rewriting queries or rebuilding pipelines
•Launched MCP Apps in public preview, bringing first-of-their-kind agent-native UI experiences for security and observability workflows into third-party AI tools, enabling teams to act on data directly where they work, with additional capabilities for search and data exploration
•Introduced the Jina v5 Omni family, a new family of multimodal embedding models with the ability to represent text, images, video, and audio as vectors
•Selected by Google as a critical security partner for GDC air-gapped, delivering embedded security analytics, automation, and XDR capabilities for customers to secure sensitive data in highly restricted environments
•Introduced Elastic Workflows in general availability, a native automation capability with direct access to alerts, cases, and investigation data, now built directly into Elastic Security
•Added Jina Embeddings v3 in Gemini Enterprise Agent Platform Model Garden, enabling organizations to deploy high-performance retrieval models directly within their own cloud environments

Other Business Highlights
•Achieved Federal Risk and Authorization Management Program (FedRAMP®) High authorization for Elastic Cloud Hosted on AWS GovCloud (US)
•Awarded the 2026 Google Cloud Partner of the Year Award for Marketplace Category for Data Management & AI
•Achieved EU-US Data Privacy Framework and ISO 27701
•Engaged with thousands of customers and partners across Elastic{ON}s in Sydney, Singapore, São Paulo, Tokyo, at the Elastic Public Sector Summit in Washington D.C., and the Google Cloud Next industry conference

Share Repurchase Program

In October 2025, Elastic announced a share repurchase program pursuant to which the Company may repurchase up to $500 million of the Company’s outstanding ordinary shares. As part of this program, during the fourth quarter of fiscal 2026, Elastic repurchased approximately 0.7 million ordinary shares at an average price per share of $61.28 on the open market, representing an aggregate value of approximately $40 million. During fiscal 2026, Elastic repurchased approximately 4.4 million ordinary shares at an average price per share of $76.91 on the open market, representing an aggregate value of approximately $340 million.

Financial Outlook

The Company is providing the following guidance:

For the first quarter of fiscal 2027 (ending July 31, 2026):

•Total revenue is expected to be between $469 million and $470 million, representing 13.1% year-over-year growth at the midpoint (12.8% year-over-year constant currency growth at the midpoint)
•Sales-led subscription revenue is expected to be between $392 million and $393 million, representing 15.9% year-over-year growth at the midpoint (15.6% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be approximately 14.0%
•Non-GAAP diluted earnings per share is expected to be between $0.57 and $0.59, assuming between 106.0 million and 107.0 million diluted weighted average ordinary shares outstanding

For fiscal 2027 (ending April 30, 2027):

•Total revenue is expected to be between $1.985 billion and $2.000 billion, representing 14.6% year-over-year growth at the midpoint or 14.5% year-over-year constant currency growth at the midpoint
•Sales-led subscription revenue is expected to be between $1.673 billion and $1.688 billion, representing 16.9% year-over-year growth at the midpoint or 16.8% year-over-year constant currency growth at the midpoint
•Non-GAAP operating margin is expected to be approximately 19.0%
•Non-GAAP diluted earnings per share is expected to be between $3.21 and $3.29, assuming between 107.5 million and 108.5 million diluted weighted average ordinary shares outstanding
•Adjusted free cash flow margin is expected to be approximately 21.5%, excluding any acquisitions or other one-time charges

The diluted weighted average ordinary shares outstanding reflect only share buybacks completed as of April 30, 2026.

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.163 US Dollars; and 1 Great British Pound = 1.344 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” below for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for sales-led subscription revenue, operating margin, and net earnings/(loss) per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

As previously announced, Elastic’s executive management team will host a conference call today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

(1)    GAAP diluted earnings per share includes the impact of an income tax benefit of approximately $435 million related to the release of a valuation allowance against certain deferred tax assets. There was no impact to operating results, non-GAAP diluted earnings per share, adjusted free cash flow, or cash and cash equivalents.

About Elastic

Elastic (NYSE: ESTC), the Search AI Company, integrates its deep expertise in search technology with artificial intelligence to help everyone transform all of their data into answers, actions and outcomes. The Elasticsearch Platform — the foundation for its search, observability, and security solutions — is used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending July 31, 2026 and fiscal year ending April 30, 2027, the expected performance or benefits of and demand for our offerings, our product strategy and innovation, and our views about competitive advantages, market position, the consolidation of organizations onto our platform, and the increasing importance of Elastic as a critical part of organizations’ AI infrastructure. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to, those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; the success of our AI initiatives; competition we face in the AI landscape; market understanding and valuation of AI technologies; the use of AI by our workforce; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations, the uncertain inflation and interest rate environment, and tariffs and other international trade policies on our results; our ability to continue to deliver and improve our offerings and develop new offerings; customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; our international expansion strategy; the impact of our licensing model on the use and adoption of our software; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy; our forecasts regarding our business; risks affecting continuation of our share repurchase program; and general market, political, economic and business conditions.

Any additional or unforeseen effects from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2025 and subsequent quarterly and current reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the non-GAAP measures discussed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business and financial results.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Sales-led Subscription Revenue

Sales-led subscription revenue is a non-GAAP financial measure that we calculate as total subscription revenue excluding Monthly Elastic Cloud. We believe sales-led subscription revenue provides management and our investors with a consistent metric with which to measure the health of our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Income and Non-GAAP Earnings Per Share
We define non-GAAP net income as GAAP income/(loss), excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, and the income tax benefit from the release of any valuation allowance against deferred tax assets. Additionally, non-GAAP net income and non-GAAP earnings per share are adjusted for an assumed provision for income taxes based on a projected non-GAAP annual effective tax rate of 13%. We define non-GAAP earnings per share, basic, as non-GAAP net income divided by weighted average shares outstanding and non-GAAP earnings per share, diluted, as non-GAAP net income divided by weighted average diluted shares outstanding, which includes the potentially dilutive effect of the company’s employee equity incentive plan awards. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by operating activities adjusted for cash paid for interest on long-term debt less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Elastic Investor Relations
ir@elastic.co

Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2026	2025	2026	2025
Revenue
Subscription	$422,446	$361,741	$1,634,455	$1,384,520
Services	28,235	26,691	104,876	98,776
Total revenue	450,681	388,432	1,739,331	1,483,296
Cost of revenue
Subscription	82,877	72,092	310,169	282,585
Services	28,183	25,693	106,103	97,288
Total cost of revenue	111,060	97,785	416,272	379,873
Gross profit	339,621	290,647	1,323,059	1,103,423
Operating expenses
Research and development	120,261	94,665	451,925	365,758
Sales and marketing	185,762	161,796	710,188	617,176
General and administrative	50,009	46,206	194,422	175,186
Restructuring and other related charges	—	—	—	225
Total operating expenses	356,032	302,667	1,356,535	1,158,345
Operating loss	(16,411)	(12,020)	(33,476)	(54,922)
Other income, net
Interest expense	(6,245)	(5,844)	(25,142)	(25,307)
Other income, net	12,891	13,162	56,317	48,660
Loss before income taxes	(9,765)	(4,702)	(2,301)	(31,569)
(Benefit from) provision for income taxes	(445,665)	11,679	(370,067)	76,545
Net income (loss)	$435,900	$(16,381)	$367,766	$(108,114)
Net earnings (loss) per share attributable to ordinary shareholders
Basic	$4.18	$(0.16)	$3.49	$(1.04)
Diluted	$4.14	$(0.16)	$3.43	$(1.04)
Weighted-average shares used to compute net earnings (loss) per share attributable to ordinary shareholders
Basic	104,256,173	105,084,869	105,335,440	103,661,704
Diluted	105,312,192	105,084,869	107,220,768	103,661,704

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of April 30,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$768,725	$727,543
Restricted cash	1,773	3,671
Marketable securities	601,537	669,717
Accounts receivable, net of allowance for credit losses of $6,847 and $5,510 as of April 30, 2026 and 2025, respectively	464,413	375,613
Deferred contract acquisition costs	106,447	86,205
Prepaid expenses and other current assets	80,368	68,258
Total current assets	2,023,263	1,931,007
Property and equipment, net	8,591	6,589
Goodwill	356,442	319,417
Operating lease right-of-use assets	18,641	22,334
Intangible assets, net	13,059	11,404
Deferred contract acquisition costs, non-current	150,989	117,762
Deferred tax assets	567,278	168,045
Other assets	14,413	16,295
Total assets	$3,152,676	$2,592,853
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$8,618	$17,150
Accrued expenses and other liabilities	96,713	86,347
Accrued compensation and benefits	119,231	93,714
Operating lease liabilities	6,539	8,928
Deferred revenue	973,820	802,117
Total current liabilities	1,204,921	1,008,256
Deferred revenue, non-current	52,502	50,340
Long-term debt, net	570,895	569,729
Operating lease liabilities, non-current	14,129	16,357
Other liabilities, non-current	33,729	20,937
Total liabilities	1,876,176	1,665,619
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized; no shares issued or outstanding as of April 30, 2026 and 2025	—	—
Ordinary shares, €0.01 par value; 165,000,000 shares authorized; 108,360,340 shares issued and 104,751,470 shares outstanding as of April 30, 2026; 105,534,887 shares issued and outstanding as of April 30, 2025	1,154	1,112
Treasury stock, at cost; 3,608,870 shares held as of April 30, 2026; 35,937 shares held as of April 30, 2025	(275,695)	(369)
Additional paid-in capital	2,310,866	2,049,416
Accumulated other comprehensive loss	(27,870)	(23,204)
Accumulated deficit	(731,955)	(1,099,721)
Total shareholders’ equity	1,276,500	927,234
Total liabilities and shareholders’ equity	$3,152,676	$2,592,853

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2026	2025	2026	2025
Cash flows from operating activities
Net income (loss)	$435,900	$(16,381)	$367,766	$(108,114)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	3,217	2,291	11,834	12,315
Amortization of premium and accretion of discount on marketable securities, net	(390)	(1,401)	(3,428)	(7,186)
Amortization of deferred contract acquisition costs	29,779	25,201	111,112	96,688
Amortization of debt issuance costs	296	284	1,166	1,117
Non-cash operating lease cost	1,547	2,280	8,870	10,040
Stock-based compensation expense	77,466	65,540	298,435	257,782
Deferred income taxes	(459,689)	1,256	(398,617)	57,431
Unrealized foreign currency transaction (gain) loss	(51)	909	790	2,211
Other	38	53	71	39
Changes in operating assets and liabilities, net of impact of business acquisitions:
Accounts receivable, net	(107,392)	(100,440)	(86,840)	(48,903)
Deferred contract acquisition costs	(66,542)	(39,721)	(163,717)	(106,691)
Prepaid expenses and other current assets	5,057	(12,414)	(11,664)	(25,320)
Other assets	2,417	(8,075)	4,975	(10,794)
Accounts payable	(21,040)	7,758	(8,968)	(8,952)
Accrued expenses and other liabilities	11,638	22,645	11,213	9,845
Accrued compensation and benefits	22,305	9,665	25,043	(546)
Operating lease liabilities	(1,426)	(2,417)	(9,767)	(11,906)
Deferred revenue	219,580	129,946	168,620	147,112
Net cash provided by operating activities	152,710	86,979	326,894	266,168
Cash flows from investing activities
Purchases of property and equipment	(2,895)	(2,117)	(5,092)	(4,345)
Business acquisitions, net of cash acquired	—	—	(36,828)	—
Purchases of marketable securities	(166,460)	(160,803)	(528,885)	(549,574)
Sales, maturities, and redemptions of marketable securities	73,685	192,263	597,397	435,251
Other	—	—	(521)	—
Net cash (used in) provided by investing activities	(95,670)	29,343	26,071	(118,668)
Cash flows from financing activities
Proceeds from issuance of ordinary shares under employee stock purchase plan	13,514	12,629	25,015	23,093
Proceeds from issuance of ordinary shares upon exercise of stock options	1,322	9,841	2,804	17,854
Repurchases of ordinary shares	(40,013)	—	(340,088)	—
Net cash (used in) provided by financing activities	(25,177)	22,470	(312,269)	40,947
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(2,294)	4,815	(1,412)	(322)
Net increase in cash, cash equivalents, and restricted cash	29,569	143,607	39,284	188,125
Cash, cash equivalents, and restricted cash, beginning of period	740,929	587,607	731,214	543,089
Cash, cash equivalents, and restricted cash, end of period	$770,498	$731,214	$770,498	$731,214

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,				Year Ended April 30,
	2026		2025		2026		2025
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Annual Elastic Cloud	$169,596	38%	$134,979	35%	$640,937	37%	$502,320	34%
Monthly Elastic Cloud	47,765	10%	46,528	12%	196,334	11%	185,299	12%
Total Elastic Cloud	217,361	48%	181,507	47%	837,271	48%	687,619	46%
Other subscription	205,085	46%	180,234	46%	797,184	46%	696,901	47%
Total subscription	422,446	94%	361,741	93%	1,634,455	94%	1,384,520	93%
Services	28,235	6%	26,691	7%	104,876	6%	98,776	7%
Total revenue	$450,681	100%	$388,432	100%	$1,739,331	100%	$1,483,296	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30, 2026	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Annual Elastic Cloud	$169,596	26%	25%	1%	1%
Monthly Elastic Cloud	47,765	3%	3%	(4)%	(4)%
Total Elastic Cloud	217,361	20%	19%	(1)%	(1)%
Other subscription	205,085	14%	10%	(1)%	(1)%
Total subscription	422,446	17%	15%	(1)%	(1)%
Total revenue	$450,681	16%	14%	—%	—%

Total sales-led subscription revenue	$374,681	19%	16%	—%	—%

Total deferred revenue	$1,026,322	20%	20%	27%	27%
Total remaining performance obligations	$1,982,024	28%	27%	20%	20%
Remaining performance obligations due within 12 months	$1,202,761	20%	20%	14%	14%

	Year Ended April 30, 2026	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Annual Elastic Cloud	$640,937	28%	27%
Monthly Elastic Cloud	196,334	6%	6%
Total Elastic Cloud	837,271	22%	21%
Other subscription	797,184	14%	12%
Total subscription	1,634,455	18%	17%
Total revenue	$1,739,331	17%	16%

Total sales-led subscription revenue	$1,438,121	20%	18%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2026	2025	2026	2025
Net cash provided by operating activities	$152,710	$86,979	$326,894	$266,168
Less: Purchases of property and equipment	(2,895)	(2,117)	(5,092)	(4,345)
Add: Interest paid on long-term debt	—	—	23,719	23,719
Adjusted free cash flow (1)	$149,815	$84,862	$345,521	$285,542
Net cash (used in) provided by investing activities	$(95,670)	$29,343	$26,071	$(118,668)
Net cash (used in) provided by financing activities	$(25,177)	$22,470	$(312,269)	$40,947
Net cash provided by operating activities (as a percentage of total revenue)	34%	22%	19%	18%
Less: Purchases of property and equipment (as a percentage of total revenue)	(1)%	—%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	—%	—%	1%	1%
Adjusted free cash flow margin	33%	22%	20%	19%
(1) Adjusted free cash flow includes cash paid for restructuring and other charges of $3.8 million during the year ended April 30, 2025. There were no cash payments for restructuring and other charges during the three months and year ended April 30, 2026, or during the three months ended April 30, 2025.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2026	2025	2026	2025
Gross Profit Reconciliation:
GAAP gross profit	$339,621	$290,647	$1,323,059	$1,103,423
Stock-based compensation expense and related employer taxes	7,261	6,959	27,503	25,830
Amortization of acquired intangibles	2,463	1,526	8,795	9,213
Non-GAAP gross profit	$349,345	$299,132	$1,359,357	$1,138,466
Gross Margin Reconciliation(1):
GAAP gross margin	75.4%	74.8%	76.1%	74.4%
Stock-based compensation expense and related employer taxes	1.6%	1.8%	1.6%	1.7%
Amortization of acquired intangibles	0.5%	0.4%	0.5%	0.6%
Non-GAAP gross margin	77.5%	77.0%	78.2%	76.8%
Operating (Loss) Income Reconciliation:
GAAP operating loss	$(16,411)	$(12,020)	$(33,476)	$(54,922)
Stock-based compensation expense and related employer taxes	80,285	69,613	308,242	269,915
Amortization of acquired intangibles	2,463	1,526	8,795	9,213
Acquisition-related expenses	558	501	1,753	682
Restructuring and other related charges	—	—	—	225
Non-GAAP operating income	$66,895	$59,620	$285,314	$225,113
Operating Margin Reconciliation(1):
GAAP operating margin	(3.6)%	(3.1)%	(1.9)%	(3.7)%
Stock-based compensation expense and related employer taxes	17.8%	17.9%	17.7%	18.2%
Amortization of acquired intangibles	0.5%	0.4%	0.5%	0.6%
Acquisition-related expenses	0.1%	0.1%	0.1%	—%
Restructuring and other related charges	—%	—%	—%	—%
Non-GAAP operating margin	14.8%	15.3%	16.4%	15.2%
Net Income (Loss) Reconciliation:
GAAP net income (loss)	$435,900	$(16,381)	$367,766	$(108,114)
Stock-based compensation expense and related employer taxes	80,285	69,613	308,242	269,915
Amortization of acquired intangibles	2,463	1,526	8,795	9,213
Acquisition-related expenses	558	501	1,753	682
Restructuring and other related charges	—	—	—	225
Income tax effects and adjustments(2)	(20,375)	(4,627)	23,640	45,916
Income tax benefit from the release of a valuation allowance against deferred tax assets(2)	(434,850)	—	(434,850)	—
Non-GAAP net income	$63,981	$50,632	$275,346	$217,837
Non-GAAP earnings per share attributable to ordinary shareholders, basic(1)	$0.61	$0.48	$2.61	$2.10
Non-GAAP earnings per share attributable to ordinary shareholders, diluted(1)	$0.61	$0.47	$2.57	$2.04
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, basic	104,256,173	105,084,869	105,335,440	103,661,704
Weighted-average shares used to compute non-GAAP earnings per share attributable to ordinary shareholders, diluted	105,312,192	107,433,076	107,220,768	106,848,670
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.
(2) Effective May 1, 2025, we use a projected non-GAAP annual effective tax rate of 13% for the purpose of determining non-GAAP net income and non-GAAP earnings per share, basic and diluted, across the interim period. We believe this approach provides investors with a more consistent view of our underlying operating performance. Our annual projected non-GAAP tax rate excludes the impact from stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, discrete tax items, valuation allowances against deferred tax assets, and other non-recurring tax adjustments, which may vary in size and frequency. Our annual projected non-GAAP tax rate may change due to factors such as new tax legislation, shifts in the geographic mix of earnings, or other significant business developments. We assess this rate as needed to ensure it reflects current conditions. Applying a consistent annual rate improves comparability across reporting periods by excluding the effects of discrete or non-recurring tax items.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2026	2025	2026	2025
Cost of revenue reconciliation:
GAAP subscription	$82,877	$72,092	$310,169	$282,585
Stock-based compensation expense and related employer taxes	(2,764)	(2,683)	(10,710)	(10,161)
Amortization of acquired intangibles	(2,463)	(1,526)	(8,795)	(9,213)
Non-GAAP subscription	$77,650	$67,883	$290,664	$263,211
GAAP services	$28,183	$25,693	$106,103	$97,288
Stock-based compensation expense and related employer taxes	(4,497)	(4,276)	(16,793)	(15,669)
Non-GAAP services	$23,686	$21,417	$89,310	$81,619
Operating expenses reconciliation:
GAAP research and development expense	$120,261	$94,665	$451,925	$365,758
Stock-based compensation expense and related employer taxes	(30,113)	(25,781)	(116,370)	(102,180)
Acquisition-related expenses	(230)	—	(540)	(76)
Non-GAAP research and development expense	$89,918	$68,884	$335,015	$263,502
GAAP sales and marketing expense	$185,762	$161,796	$710,188	$617,176
Stock-based compensation expense and related employer taxes	(25,392)	(24,144)	(98,371)	(90,973)
Non-GAAP sales and marketing expenses	$160,370	$137,652	$611,817	$526,203
GAAP general and administrative expense	$50,009	$46,206	$194,422	$175,186
Stock-based compensation expense and related employer taxes	(17,519)	(12,729)	(65,998)	(50,932)
Acquisition-related expenses	(328)	(501)	(1,213)	(606)
Non-GAAP general and administrative expense	$32,162	$32,976	$127,211	$123,648